Sub-Item 77Q1(a)

                                 AMENDMENT NO. 5
                                     TO THE
        SECOND AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST OF
                           AIM COUNSELOR SERIES TRUST

         This Amendment No. 5 ("Amendment") to the Second Amended and Restated Agreement and Declaration of Trust of AIM Counselor Series Trust amends, effective as of April 23, 2007, the Second Amended and Restated Agreement and Declaration of Trust of AIM Counselor Series Trust (the "Trust") dated as of December 6, 2005, as amended, (the "Agreement").

         Under Section 9.7 of the Agreement, a duly authorized officer of the Trust may execute this Amendment.

         WHEREAS, the Trust desires to amend the Agreement to delete a portfolio - AIM Advantage Health Sciences Fund;

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is amended and restated to read in its entirety as set forth on Exhibit 1 to the Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of April 23, 2007.


                                       By: /s/ John M. Zerr
                                           ------------------------------------
                                       Name:    John M. Zerr
                                       Title:   Senior Vice President

                          EXHIBIT 1 TO AMENDMENT NO. 5
                                       TO
                           SECOND AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                          OF AIM COUNSELOR SERIES TRUST

                                   "SCHEDULE A

                           AIM COUNSELOR SERIES TRUST
                         PORTFOLIOS AND CLASSES THEREOF

         PORTFOLIO                         CLASSES OF EACH PORTFOLIO
AIM Floating Rate Fund                     Class A Shares
                                           Class C Shares
                                           Class R Shares
                                           Institutional Class Shares
AIM Multi-Sector Fund                      Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Institutional Class Shares
AIM Select Real Estate Income Fund         Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Institutional Class Shares
AIM Structured Core Fund                   Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Institutional Class Shares
AIM Structured Growth Fund                 Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Institutional Class Shares
AIM Structured Value Fund                  Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Institutional Class Shares"